EXHIBIT 99.1

State Auto Financial reports first quarter 2018 results
•Quarterly loss of $0.05 per share
•Quarterly earnings from operations1 of $0.17 per share
•Quarterly GAAP combined ratio of 102.6
•Return on equity of (1.0)%
•Book value per share of $19.90

COLUMBUS, OHIO - May 8, 2018 - State Auto Financial Corporation (NASDAQ:STFC) today reported a first quarter 2018 net loss of $2.1 million, or $0.05 per diluted share, compared to net loss of $3.3 million, or $0.08 per diluted share, for the same 2017 period. Net earnings from operations per diluted share for the first quarter 2018 was $0.17 versus net loss from operations per diluted share of $0.20 for the same 2017 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the first quarter 2018 was 102.6 compared to 108.7 for the same 2017 period. Catastrophe losses during the first quarter 2018 accounted for 3.1 points of the 67.4 total loss ratio points, or $9.8 million, versus 10.8 points of the total 73.7 loss ratio points, or $34.3 million, for the same period in 2017. Non-catastrophe losses and ALAE during the first quarter 2018 included 5.1 points of favorable development relating to prior years, or $16.0 million, versus 1.5 points of favorable development, or $4.8 million, for the same period in 2017.
Net written premium for the first quarter 2018 decreased 4.8% compared to the same period in 2017. By insurance segment, net written premium for the personal and commercial segments increased 22.4% and 7.4%, respectively, and the specialty segment decreased 80.9%. The increase in the personal segment was primarily due to rate actions taken to improve the profitability in personal auto and a higher level of new business policies for the first quarter 2018 compared to the first quarter 2017. The increase in the commercial segment was primarily driven by a higher level of new business production from middle market commercial package, workers’ compensation, and farm & ranch during the first quarter 2018 compared to the first quarter 2017. The decline in the specialty insurance segment was primarily driven by our decision to exit specialty business.
SAP Personal and Commercial Operating Results
The SAP personal and commercial segments combined ratio2 for the first quarter 2018 was 101.4% compared to 107.9% for the same 2017 period. Catastrophe losses during the first quarter 2018 accounted for 3.7 points of the total 66.5 loss ratio points, or $9.8 million, versus 12.5 points of the total 73.1 points or $32.1 million for the same period in 2017. Non-catastrophe loss and ALAE during the first quarter 2018 included 6.0 points of favorable development relating to prior years, or $16.3 million, versus 2.1 points or $5.3 million, for the same period in 2017.

Book Value and Return on Equity
STFC’s book value was $19.90 per share as of March 31, 2018 as compared to $20.633 on December 31, 2017. The decrease was driven by the market value of our investment portfolio. Return on stockholders’ equity for the 12 months ended March 31, 2018, was (1.0)% compared to 1.7% for the 12 months ended March 31, 2017.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
“Our journey continues and we’re making terrific progress.  The personal and commercial segments combined ratio for the first quarter was 101.4%, an improvement of 6.5 points, largely driven by personal and commercial auto, homeowners, middle market, workers’ compensation and farm & ranch. Our go forward products are once again growing, up over 15% from first quarter 2017.
“I could not be more proud of our agents and associates. Over the last three years we’ve taken them through a significant amount of change. They embraced the change, helped make us better, and now we’re all reaping the benefits. We know a great deal of work remains ahead of us, but rather than just fixing problems, we have more capacity to focus on improvements that will get us to consistent profitability and growth. Our digital strategy allows us to implement changes quickly. We know what’s left to be done; we have actions in place to make corrections where needed, and I’m confident we’ll see continued improvement.
“We’ve completed the plan to exit our specialty segment and all of our lines will be in run-off by June 1. This is a positive step forward for State Auto, as we’re now a simpler and more focused company. Our digital strategy and our commitment to agents is clear and aligned with our go forward products. We believe that our intermediated distribution and digital strategy make us unique in the market. As a result, we have significant opportunities ahead. The last few quarters, including first quarter 2018, demonstrate that our potential is being realized.
“State Auto is now a very different company: a digital company that’s committed to the independent agency channel. Buying a policy from us is similar to any online purchase. In our industry, that’s quite unique, and customers are responding by trusting us with their business. Our progress to date is motivating us to deliver even greater progress in the months ahead.”

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to loss of $0.22 per diluted share for the first quarter 2018 versus income of $0.12 per diluted share for the first quarter 2017.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 19 of this release.

3 The first quarter of 2017 results have been restated to correct an error discovered during the first quarter of 2018 relating to the calculation of deferred acquisition costs (DAC) along with making other adjustments not previously recorded relating to that same time period. Although the error was immaterial to STFC’s previously issued financial statements, the cumulative correction would have a material effect on the 2018 financial statements. Accordingly, prior period amounts throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our quarterly report on Form 10-Q for the quarterly period ending March 31, 2018 for further information.
STFC has scheduled a conference call with interested investors for Tuesday, May 8, at 11 a.m. ET to discuss the Company’s first quarter 2018 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., May 8, by calling 855-859-2056, conference ID 9788379. Supplemental schedules detailing the Company’s first quarter 2018 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Tara Shull, 614-917-4478
Tara.Shull@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended March 31
	2018	2017[3]
Net premiums written	$292.2	$306.9

Earned premiums	314.9	318.1
Net investment income	19.9	18.7
Net investment (loss) gain	(11.7)	7.8
Other income	0.6	0.5
Total revenue	323.7	345.1

Loss before federal income taxes	(3.3)	(4.0)

Federal income tax benefit	(1.2)	(0.7)
Net loss	$(2.1)	$(3.3)

Loss per common share:
- basic	$(0.05)	$(0.08)
- diluted	$(0.05)	$(0.08)
Earnings (loss) per share from operations (A):
- basic	$0.17	$(0.20)
- diluted	$0.17	$(0.20)
Weighted average shares outstanding:
- basic	42.6	41.9
- diluted	42.6	41.9
Return on average equity (LTM)	(1.0)%	1.7%
Book value per share	$19.90	$21.38
Dividends paid per share	$0.10	$0.10
Total shares outstanding	42.7	41.9

GAAP ratios:
Cat loss and ALAE ratio	3.1	10.8
Non-cat loss and LAE ratio	64.3	62.9
Loss and LAE ratio	67.4	73.7
Expense ratio	35.2	35.0
Combined ratio	102.6	108.7

(A) Reconciliation of non-GAAP financial measure:
Net income (loss) from operations:
Net loss	$(2.1)	$(3.3)
Net investment (loss) gain, net of tax	(9.2)	5.1
Net income (loss) from operations	$7.1	$(8.4)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	March 31	December 31
	2018	2017[3]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,199.0 and $2,173.1, respectively)	$2,181.6	$2,192.8
Equity securities	350.2	365.3
Other invested assets	55.5	56.0
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,662.9	2,689.7

Cash and cash equivalents	60.9	91.5
Accrued investment income and other assets	40.4	36.5
Deferred policy acquisition costs	105.1	110.3
Reinsurance recoverable on losses and loss expenses payable	2.1	3.1
Prepaid reinsurance premiums	6.4	6.4
Current federal income taxes	5.7	4.8
Net deferred federal income taxes	66.6	58.8
Property and equipment, net	7.2	7.3
Total assets	$2,957.3	$3,008.4

LIABILITIES
Losses and loss expenses payable	$1,247.6	$1,255.6
Unearned premiums	589.2	611.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.1	122.1
Pension and postretirement benefits	63.6	64.5
Due to affiliate	11.8	2.7
Other liabilities	73.9	76.7
Total liabilities	2,108.2	2,133.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 49.5 and 49.2 shares issued, respectively, at stated value of $2.50 per share	123.8	123.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(116.9)	(116.8)
Additional paid-in capital	180.3	171.8
Accumulated other comprehensive (loss) income	(48.8)	36.7
Retained earnings	710.7	660.3
Total stockholders' equity	849.1	875.0
Total liabilities and stockholders' equity	$2,957.3	$3,008.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended
	March 31
	2018	2017[3]
Earned premiums	$314.9	$318.1
Net investment income	19.9	18.7
Net investment (loss) gain	(11.7)	7.8
Other income from affiliates	0.6	0.5
Total revenues	323.7	345.1

Losses and loss expenses	212.3	234.3
Acquisition and operating expenses	110.8	111.5
Interest expense	1.6	1.4
Other expenses	2.3	1.9
Total expenses	327.0	349.1

Loss before federal income taxes	(3.3)	(4.0)
Federal income tax benefit	(1.2)	(0.7)
Net loss	$(2.1)	$(3.3)
Loss per common share:
Basic	$(0.05)	$(0.08)
Diluted	$(0.05)	$(0.08)
Dividends paid per common share	$0.10	$0.10

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended
March 31
2018
Net loss	$(2.1)
Other comprehensive income, net of tax:
Net unrealized holding losses on fixed maturities:
Unrealized holding losses	(36.7)
Reclassification adjustments for losses realized in net income	(0.4)
Income tax benefit	7.8
Total net unrealized holding losses on fixed maturities	(29.3)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.4)
Net actuarial loss	2.2
Income tax expense	(0.2)
Total net unrecognized benefit plan obligations	0.6
Other comprehensive loss	(28.7)
Comprehensive loss	$(30.8)

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended
March 31
2017[3]
Net loss	$(3.3)
Other comprehensive income, net of tax:
Net unrealized holding gains on investments:
Unrealized holding gains	30.8
Reclassification adjustments for gains realized in net income	(7.8)
Income tax expense	(8.0)
Total net unrealized holding gains on investments	15.0
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.4)
Net actuarial loss	2.1
Income tax expense	(0.3)
Total net unrecognized benefit plan obligations	0.4
Other comprehensive income	15.4
Comprehensive income	$12.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Three Months Ended	Year Ended
	March 31	December 31
	2018	2017[3]
Common shares:
Balance at beginning of year	49.2	48.6
Issuance of shares	0.3	0.6
Balance at period ended	49.5	49.2

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$123.0	$121.6
Issuance of shares	0.8	1.4
Balance at period ended	123.8	123.0

Treasury stock:
Balance at beginning of year	$(116.8)	$(116.5)
Shares acquired on stock award exercises and vested restricted shares	(0.1)	(0.3)
Balance at beginning of year and period ended	(116.9)	(116.8)

Additional paid-in capital:
Balance at beginning of year	$171.8	$159.9
Issuance of common stock	6.2	8.8
Stock awards granted	2.3	3.1
Balance at period ended	180.3	171.8

Accumulated other comprehensive income:
Balance at beginning of the year	$36.7	$32.5
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	(56.8)	—
Adjusted beginning balance at January 1, 2018	(20.1)	—
Change in unrealized losses on available-for-sale investments, net of tax	(29.3)	3.2
Change in unrecognized benefit plan obligations, net of tax	0.6	1.0
Balance at period ended	(48.8)	36.7

Retained earnings:
Balance at beginning of year	$660.3	$687.9
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	56.8	—
Adjusted beginning balance at January 1, 2018	717.1	—
Net loss	(2.1)	(10.7)
Cash dividends paid	(4.3)	(16.9)
Balance at period ended	710.7	660.3

Total stockholders' equity at period ended	$849.1	$875.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Three months ended
	March 31
	2018	2017[3]
Cash flows from operating activities:
Net loss	$(2.1)	$(3.3)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization, net	2.9	3.1
Share-based compensation	—	1.7
Net investment (loss) gain	11.7	(7.8)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	5.2	5.8
Accrued investment income and other assets	(3.8)	(0.5)
Postretirement and pension benefits	(0.3)	(2.9)
Other liabilities and due to/from affiliates, net	6.3	(14.0)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	1.0	(1.1)
Losses and loss expenses payable	(8.0)	35.7
Unearned premiums	(22.6)	(11.3)
Federal income taxes	(1.0)	(0.9)
Net cash (used in) provided by operating activities	(10.7)	4.5
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(99.0)	(120.5)
Purchases of equity securities	(61.5)	(39.0)
Purchases of other invested assets	(0.5)	(0.2)
Maturities, calls and pay downs of fixed maturities available-for-sale	55.5	54.1
Sales of fixed maturities available-for-sale	15.3	50.7
Sales of equity securities	65.1	47.6
Sales of other invested assets	0.3	0.3
Net cash used in investing activities	(24.8)	(7.0)
Cash flows from financing activities:
Proceeds from issuance of common stock	9.3	1.5
Payments to acquire treasury stock	(0.1)	(0.2)
Payment of dividends	(4.3)	(4.3)
Net cash provided by (used in) financing activities	4.9	(3.0)
Net decrease in cash and cash equivalents	(30.6)	(5.5)
Cash and cash equivalents at beginning of period	91.5	51.1
Cash and cash equivalents at end of period	$60.9	$45.6
Supplemental disclosures:
Interest paid (affiliates $0.2 and $0.2, respectively)	$1.6	$1.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Fixed Maturities
($ in millions, at fair value)
unaudited	March 31			December 31
	2018	%		2017	%
Fixed Maturities:

U.S. treasury securities and obligations
of U.S. government agencies	$410.9	18.8%		$436.9	19.9%
Obligations of states and political subdivisions	507.2	23.2%		525.8	24.0%
Corporate securities	509.8	23.5%		529.7	24.2%
U.S. government agencies mortgage-backed securities	753.7	34.5%		700.4	31.9%
Total fixed maturities	$2,181.6	100.0%		$2,192.8	100.0%

Ratings Quality*
AAA	$57.7	2.6%		$56.0	2.6%
AA**	1,338.8	61.4%		1,329.6	60.5%
A	430.5	19.7%		450.1	20.5%
BBB	350.5	16.1%		352.7	16.2%
Below investment grade	4.1	0.2%		4.4	0.2%
Total fixed maturities	$2,181.6	100.0%		$2,192.8	100.0%

TIPS, at fair value	$147.4			$155.8
TIPS, at amortized cost	$140.7			$146.5

Obligations of states and political subdivisions:

By type of bond
State general obligations	$13.6	2.7%		$13.9	2.6%
Local general obligations	83.2	16.4%		85.0	16.2%
Revenue bonds	281.1	55.4%		303.8	57.8%
Pre Refunded bonds	50.4	9.8%		40.2	7.6%
Other	78.9	15.7%		82.9	15.8%
Total	$507.2	100.0%		$525.8	100.0%

Top 10 States			Top 10 States
New York	$78.1	15.4%	New York	$78.1	14.9%
Texas	53.5	10.5%	Texas	53.5	10.2%
Ohio	49.4	9.7%	Ohio	50.6	9.6%
Washington	47.7	9.4%	Washington	49.2	9.4%
Georgia	26.1	5.1%	Georgia	26.7	5.1%
North Carolina	23.0	4.5%	North Carolina	23.5	4.5%
Nevada	20.2	4.0%	Nevada	20.8	4.0%
Maryland	17.7	3.5%	Maryland	18.0	3.4%
Dist of Columbia	17.6	3.5%	Dist of Columbia	17.9	3.4%
Louisiana	17.1	3.4%	Louisiana	17.4	3.3%

Ratings Quality*
AAA	$38.6	7.6%		$36.6	7.0%
AA**	302.6	59.7%		318.2	60.5%
A	156.3	30.8%		161.1	30.6%
BBB	9.7	1.9%		9.9	1.9%
Total	$507.2	100.0%		$525.8	100.0%

*Based on ratings by nationally recognized rating agencies. All ratings exclude credit enhancements.
**The AA rating category includes securities which have been either pre-refunded or escrowed to maturity.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
unaudited
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Quarter to Date
Gross investment income:
Fixed maturities	$14.6	$14.2	$14.8	$14.5	$15.0
TIPS	1.2	1.7	0.6	1.6	1.1
Total fixed maturities	15.8	15.9	15.4	16.1	16.1
Equity securities	1.7	2.0	2.0	4.8	2.5
Other	1.5	1.5	1.6	1.7	1.7
Total gross investment income	19.0	19.4	19.0	22.6	20.3
Less: Investment expenses	0.3	0.3	0.3	0.3	0.4
Net investment income	$18.7	$19.1	$18.7	$22.3	$19.9

Year to Date
Gross investment income:
Fixed maturities	$14.6	$28.8	$43.6	$58.1	$15.0
TIPS	1.2	2.9	3.5	5.1	1.1
Total fixed maturities	15.8	31.7	47.1	63.2	16.1
Equity securities	1.7	3.7	5.7	10.5	2.5
Other	1.5	3.0	4.6	6.3	1.7
Total gross investment income	19.0	38.4	57.4	80.0	20.3
Less: Investment expenses	0.3	0.6	0.9	1.2	0.4
Net investment income	$18.7	$37.8	$56.5	$78.8	$19.9

	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
TIPS, fair value	$171.9	$170.7	$153.5	$155.8	$147.4
TIPS, book value	$162.3	$163.4	$145.5	$146.5	$140.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at March 31, 2018 and December 31, 2017:

	March 31	December 31
	2018	2017[3]
Deferred tax assets:
Unearned premiums not currently deductible	$24.6	$25.5
Losses and loss expenses payable discounting	11.6	22.0
Postretirement and pension benefits	13.4	13.6
Net unrealized holding losses on investments	3.7	—
Realized loss on other-than-temporary impairment	2.2	2.1
Other liabilities	8.8	9.2
Net operating loss carryforward	29.9	34.3
Tax credit carryforwards	2.7	3.7
Other	—	2.5
Total deferred tax assets	96.9	112.9
Deferred tax liabilities:
Deferral of policy acquisition costs	22.1	23.1
Net unrealized holding gains on investments	—	20.3
Other	8.2	10.7
Total deferred tax liabilities	30.3	54.1
Net deferred federal income taxes	$66.6	$58.8

The following table sets forth the federal income tax expense components for the three months ended March 31:
	2018	2017[3]
Loss before federal income taxes	$(3.3)	$(4.0)
Federal income tax benefit:
Current	(1.0)	(0.1)
Deferred	(0.2)	(0.6)
Total federal income tax benefit	(1.2)	(0.7)
Net loss	$(2.1)	$(3.3)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
unaudited
($ in millions)
Three months ended March 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$101.9	$54.3	$5.5	$161.7
Net earned premiums	93.5	57.9	4.9	156.3
Losses and LAE incurred:
Cat loss and ALAE	0.1	4.7	0.4	5.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.0)	(2.8)	0.2	(6.6)
Current accident year non-cat loss and ALAE	66.9	28.4	2.0	97.3
Total non-cat loss and ALAE	62.9	25.6	2.2	90.7
Total Loss and ALAE	63.0	30.3	2.6	95.9
ULAE	5.0	4.0	0.3	9.3
Total Loss and LAE	68.0	34.3	2.9	105.2
Underwriting expenses	28.9	18.2	2.3	49.4
Net underwriting (loss) gain	$(3.4)	$5.4	$(0.3)	$1.7

Cat loss and ALAE ratio	0.1%	8.2%	7.9%	3.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.3)%	(4.8)%	4.8%	(4.2)%
Current accident year non-cat loss and ALAE ratio	71.6%	49.0%	40.9%	62.2%
Total non-cat loss and ALAE ratio	67.3%	44.2%	45.7%	58.0%
Total Loss and ALAE ratio	67.4%	52.4%	53.6%	61.4%
ULAE ratio	5.2%	6.9%	5.2%	5.9%
Total Loss and LAE ratio	72.6%	59.3%	58.8%	67.3%
Expense ratio	28.4%	33.6%	42.5%	30.6%
Combined ratio	101.0%	92.9%	101.3%	97.9%

($ in millions)
Three months ended March 31, 2017	Personal Auto[3]	Homeowners	Other Personal	Total[3]

Net written premiums	$82.6	$45.2	$4.2	$132.0
Net earned premiums	83.2	55.5	4.9	143.6
Losses and LAE incurred:
Cat loss and ALAE	3.2	18.0	1.0	22.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.6)	2.8	0.1	2.3
Current accident year non-cat loss and ALAE	56.4	20.1	1.5	78.0
Total non-cat loss and ALAE	55.8	22.9	1.6	80.3
Total Loss and ALAE	59.0	40.9	2.6	102.5
ULAE	4.7	4.7	0.5	9.9
Total Loss and LAE	63.7	45.6	3.1	112.4
Underwriting expenses	23.6	15.5	1.6	40.7
Net underwriting (loss) gain	$(4.1)	$(5.6)	$0.2	$(9.5)

Cat loss and ALAE ratio	3.9%	32.5%	18.9%	15.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.7)%	5.1%	1.0%	1.6%
Current accident year non-cat loss and ALAE ratio	67.8%	36.1%	33.0%	54.3%
Total non-cat loss and ALAE ratio	67.1%	41.2%	34.0%	55.9%
Total Loss and ALAE ratio	70.9%	73.7%	52.9%	71.4%
ULAE ratio	5.6%	8.5%	9.0%	6.9%
Total Loss and LAE ratio	76.6%	82.2%	61.9%	78.2%
Expense ratio	28.7%	34.3%	38.6%	30.9%
Combined ratio	105.3%	116.5%	100.5%	109.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
unaudited
($ in millions)
Three months ended March 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.6	$30.4	$28.7	$24.4	$11.5	$4.5	$118.1
Net earned premiums	18.4	30.4	28.1	22.8	11.0	4.2	114.9
Losses and LAE incurred:
Cat loss and ALAE	—	3.2	1.5	—	(0.1)	—	4.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.5)	(0.5)	(5.5)	(2.3)	0.3	1.8	(9.7)
Current accident year non-cat loss and ALAE	12.4	18.2	21.5	15.1	4.2	2.0	73.4
Total non-cat loss and ALAE	8.9	17.7	16.0	12.8	4.5	3.8	63.7
Total Loss and ALAE	8.9	20.9	17.5	12.8	4.4	3.8	68.3
ULAE	1.2	1.3	1.5	2.3	0.3	0.3	6.9
Total Loss and LAE	10.1	22.2	19.0	15.1	4.7	4.1	75.2
Underwriting expenses	8.1	13.8	11.3	8.0	4.8	2.0	48.0
Net underwriting gain (loss)	$0.2	$(5.6)	$(2.2)	$(0.3)	$1.5	$(1.9)	$(8.3)

Cat loss and ALAE ratio	—%	10.7%	5.2%	—%	(0.5)%	(0.1)%	4.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(18.9)%	(1.5)%	(19.7)%	(10.0)%	2.9%	42.0%	(8.4)%
Current accident year non-cat loss and ALAE ratio	67.2%	59.4%	76.9%	66.2%	37.4%	49.7%	63.7%
Total non-cat loss and ALAE ratio	48.3%	57.9%	57.2%	56.2%	40.3%	91.7%	55.3%
Total Loss and ALAE ratio	48.3%	68.6%	62.4%	56.2%	39.8%	91.6%	59.4%
ULAE ratio	6.3%	4.2%	5.3%	9.8%	3.0%	7.2%	6.0%
Total Loss and LAE ratio	54.6%	72.8%	67.7%	66.0%	42.8%	98.8%	65.4%
Expense ratio	43.8%	45.4%	39.6%	33.1%	41.7%	42.8%	40.7%
Combined ratio	98.4%	118.2%	107.3%	99.1%	84.5%	141.6%	106.1%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended March 31, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.4	$30.5	$25.8	$21.7	$9.9	$3.8	$110.1
Net earned premiums	19.5	31.3	27.0	21.5	9.4	4.3	113.0
Losses and LAE incurred:
Cat loss and ALAE	0.3	4.1	3.1	—	2.4	—	9.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.5)	(2.0)	1.0	(1.9)	—	(3.2)	(7.6)
Current accident year non-cat loss and ALAE	14.4	15.7	16.0	14.6	3.5	2.1	66.3
Total non-cat loss and ALAE	12.9	13.7	17.0	12.7	3.5	(1.1)	58.7
Total Loss and ALAE	13.2	17.8	20.1	12.7	5.9	(1.1)	68.6
ULAE	1.1	0.9	1.6	2.2	0.7	0.2	6.7
Total Loss and LAE	14.3	18.7	21.7	14.9	6.6	(0.9)	75.3
Underwriting expenses	7.6	13.3	10.0	6.9	3.6	2.0	43.4
Net underwriting (loss) gain	$(2.4)	$(0.7)	$(4.7)	$(0.3)	$(0.8)	$3.2	$(5.7)

Cat loss and ALAE ratio	1.6%	13.0%	11.6%	—%	25.6%	—%	8.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.8)%	(6.5)%	3.8%	(8.7)%	(0.3)%	(72.7)%	(6.7)%
Current accident year non-cat loss and ALAE ratio	73.8%	50.5%	59.3%	67.6%	37.7%	47.2%	58.6%
Total non-cat loss and ALAE ratio	66.0%	44.0%	63.1%	58.9%	37.4%	(25.5)%	51.9%
Total Loss and ALAE ratio	67.6%	57.0%	74.7%	58.9%	63.0%	(25.5)%	60.7%
ULAE ratio	6.1%	2.8%	5.7%	10.3%	7.1%	4.8%	6.0%
Total Loss and LAE ratio	73.7%	59.8%	80.4%	69.2%	70.1%	(20.7)%	66.7%
Expense ratio	41.2%	43.5%	38.5%	31.9%	36.6%	51.7%	39.3%
Combined ratio	114.9%	103.3%	118.9%	101.1%	106.7%	31.0%	106.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal & Commercial Insurance Segment Results
($ in millions)
unaudited
	YTD 2018	YTD 2017[3]

Net written premiums	$279.8	$242.2
Net earned premiums	271.2	256.7
Losses and LAE incurred:
Cat loss and ALAE	9.8	32.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(16.3)	(5.3)
Current accident year non-cat loss and ALAE	170.7	144.3
Total non-cat loss and ALAE	154.4	139.0
Total Loss and ALAE	164.2	171.1
ULAE	16.2	16.6
Total Loss and LAE	180.4	187.7
Underwriting expenses	97.4	84.1
Net underwriting loss	$(6.6)	$(15.2)

Cat loss and ALAE ratio	3.7%	12.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.0)%	(2.1)%
Current accident year non-cat loss and ALAE ratio	62.9%	56.2%
Total non-cat loss and ALAE ratio	56.9%	54.1%
Total Loss and ALAE ratio	60.6%	66.6%
ULAE ratio	5.9%	6.5%
Total Loss and LAE ratio	66.5%	73.1%
Expense ratio	34.9%	34.8%
Combined ratio	101.4%	107.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Specialty Insurance Segment Results
unaudited
($ in millions)
Three months ended March 31, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(2.7)	$15.3	$(0.2)	$12.4
Net earned premiums	6.2	25.4	12.1	43.7
Losses and LAE incurred:
Cat loss and ALAE	0.2	—	(0.2)	—
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.2)	1.9	(1.4)	0.3
Current accident year non-cat loss and ALAE	2.5	18.6	8.9	30.0
Total non-cat loss and ALAE	2.3	20.5	7.5	30.3
Total Loss and ALAE	2.5	20.5	7.3	30.3
ULAE	0.1	1.1	1.0	2.2
Total Loss and LAE	2.6	21.6	8.3	32.5
Underwriting expenses	2.0	6.3	1.3	9.6
Net underwriting gain (loss)	$1.6	$(2.5)	$2.5	$1.6

Cat loss and ALAE ratio	2.8%	—%	(1.6)%	(0.1)%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.0)%	7.6%	(11.7)%	0.7%
Current accident year non-cat loss and ALAE ratio	41.7%	73.1%	73.5%	68.7%
Total non-cat loss and ALAE ratio	37.7%	80.7%	61.8%	69.4%
Total Loss and ALAE ratio	40.5%	80.7%	60.2%	69.3%
ULAE ratio	1.2%	4.1%	8.8%	5.0%
Total Loss and LAE ratio	41.7%	84.8%	69.0%	74.3%
Expense ratio	(73.9)%	41.1%	(508.0)%	77.2%
Combined ratio	(32.2)%	125.9%	(439.0)%	151.5%

($ in millions)
Three months ended March 31, 2017	E&S Property[3]	E&S Casualty	Programs[3]	Total[3]

Net written premiums	$9.2	$26.7	$28.9	$64.8
Net earned premiums	11.0	23.3	27.2	61.5
Losses and LAE incurred:
Cat loss and ALAE	2.1	—	0.1	2.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	0.4	(0.2)	0.3	0.5
Current accident year non-cat loss and ALAE	2.9	17.6	21.7	42.2
Total non-cat loss and ALAE	3.3	17.4	22.0	42.7
Total Loss and ALAE	5.4	17.4	22.1	44.9
ULAE	(0.4)	1.0	1.4	2.0
Total Loss and LAE	5.0	18.4	23.5	46.9
Underwriting expenses	4.8	9.6	8.4	22.8
Net underwriting gain (loss)	$1.2	$(4.7)	$(4.7)	$(8.2)

Cat loss and ALAE ratio	19.5%	(0.1)%	0.4%	3.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	4.0%	(0.8)%	1.1%	0.9%
Current accident year non-cat loss and ALAE ratio	25.7%	75.4%	79.8%	68.5%
Total non-cat loss and ALAE ratio	29.7%	74.6%	80.9%	69.4%
Total Loss and ALAE ratio	49.2%	74.5%	81.3%	73.0%
ULAE ratio	(3.4)%	4.3%	5.4%	3.4%
Total Loss and LAE ratio	45.8%	78.8%	86.7%	76.4%
Expense ratio	52.1%	35.9%	28.8%	35.0%
Combined ratio	97.9%	114.7%	115.5%	111.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
($ in millions)
unaudited
	YTD 2018	YTD 2017[3]

Net written premiums	$292.2	$306.9
Net earned premiums	314.9	318.1
Losses and LAE incurred:
Cat loss and ALAE	9.8	34.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(16.0)	(4.8)
Current accident year non-cat loss and ALAE	200.7	186.5
Total non-cat loss and ALAE	184.7	181.7
Total Loss and ALAE	194.5	216.0
ULAE	18.4	18.6
Total Loss and LAE	212.9	234.6
Underwriting expenses	107.0	106.9
Net underwriting loss	$(5.0)	$(23.4)

Cat loss and ALAE ratio	3.1%	10.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.1)%	(1.5)%
Current accident year non-cat loss and ALAE ratio	63.8%	58.6%
Total non-cat loss and ALAE ratio	58.7%	57.1%
Total Loss and ALAE ratio	61.8%	67.9%
ULAE ratio	5.8%	5.9%
Total Loss and LAE ratio	67.6%	73.8%
Expense ratio	36.7%	34.8%
Combined ratio	104.3%	108.6%
The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the first quarters ended March 31:

($ millions)	YTD 2018	YTD 2017[3]
Segment income (loss) before federal income taxes:
Insurance segments:
Personal insurance SAP underwriting gain (loss)	1.7	$(9.5)
Commercial insurance SAP underwriting (loss) gain	(8.3)	(5.7)
Specialty insurance SAP underwriting loss	1.6	(8.2)
Total insurance segments	(5.0)	(23.4)
Investment operations segment:
Net investment income	19.9	18.7
Net Investment (loss) gain	(11.7)	7.8
Total investment operations segment	8.2	26.5
All other segments income	0.1	0.1
Reconciling items:
GAAP adjustments	(4.0)	(4.9)
Interest expense on corporate debt	(1.6)	(1.4)
Corporate expenses	(1.0)	(0.9)
Total reconciling items	(6.6)	(7.2)
Total consolidated income before federal income taxes	$(3.3)	$(4.0)